Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	June 16, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2003	Previous Distribution Date:	May 15, 2003
Collection Period End Date:	May 31, 2003	Previous Collection Period End Date:	April 30, 2003

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		05/15/03	06/16/03	05/15/03	06/16/03	05/15/03	06/16/03
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	34,613,281	21,355,762	10.99%	6.78%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account
i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing
i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	June 16, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2003	Previous Distribution Date:	May 15, 2003
Collection Period End Date:	May 31, 2003	Previous Collection Period End Date:	April 30, 2003

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		9/30/00	04/30/03	05/31/03	04/30/03	05/31/03
i.	Principal Balance	$950,415,639	$181,023,281	$167,765,762	19.05%	17.65%
ii.	Number of Contracts	73,293	26,173	24,837	35.71%	33.89%
iii.	Weighted Average Coupon (WAC)	9.44%	9.52%	9.53%
iv.	Weighted Average Original Term	61.40	63.32	63.41
v.	Weighted Average Remaining Term	49.40	26.08	25.36
vi.	Weighted Average Seasoning	12.00	37.23	38.05

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		04/30/03	05/31/03	04/30/03	05/31/03	04/30/03	05/31/03	04/30/03	05/31/03
i.	30-59 Days Delinquent	469	464	1.79%	1.87%	$3,510,709	$3,578,602	1.94%	2.13%
ii.	60-89 Days Delinquent	131	100	0.50%	0.40%	874,850	651,980	0.48%	0.39%
iii.	90-119 Days Delinquent	32	45	0.12%	0.18%	183,307	260,652	0.10%	0.16%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	5	7	0.02%	0.03%	28,900	46,100	0.02%	0.03%
vi.	Repo In Inventory (Not Charged-Off)	17	16	0.06%	0.06%	141,925	161,495	0.08%	0.10%
vii.	Gross Charge-Offs in Period	43	34	0.16%	0.14%	218,650	180,823	0.12%	0.11%

G. Portfolio Charge-Offs		$		% of Original Balance
		04/30/03	05/31/03	04/30/03	05/31/03
i.	Gross Charge-Offs In Period	$218,650	$180,823	0.023%	0.019%
ii.	Cumulative Gross Charge-Offs	13,399,833	13,580,656	1.410%	1.429%
iii.	Net Losses In Period	98,171	60,384	0.010%	0.006%
iv.	Cumulative Net Losses	8,590,458	8,650,841	0.904%	0.910%

H. Pool Collections
i.	Borrower Interest Collections	$1,413,146.29
ii.	Borrower Principal Collections	13,028,931.13
iii.	Net Liquidation Proceeds	18,196.78
iv.	Recoveries	120,439.29
v.	Repurchase Amounts (Interest)	275.48
vi.	Repurchase Amounts (Principal)	29,567.12
vii.	Total Interest Collections	1,413,421.77
viii.	Total Principal Collections	13,197,134.32

I. Pool Balance Reconciliation
i.	Beginning Pool Balance	$181,023,280.68
ii.	Pool Balance Reductions from Principal Collections	13,076,695.03
iii.	Gross Charge-Offs In Period	180,823.17
iv.	Ending Pool Balance	167,765,762.48

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	June 16, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2003	Previous Distribution Date:	May 15, 2003
Collection Period End Date:	May 31, 2003	Previous Collection Period End Date:	April 30, 2003

J. Total Available
i.	Total Pool Collections		$14,610,556.09
ii.	Reinvestment Income from Reserve Account		281.38
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$14,610,837.47

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$150,852.73
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	150,852.73	$150,852.73	$14,610,837.47	$7,128,117.29	$0.00	$150,852.73
ii.	Class A Notes Interest Distribution		776,230.82	14,459,984.74	7,128,117.29	0.00	776,230.82
	Class A Notes Balance	138,253,280.68
	Pool Balance	167,765,762.48

iii.	First Priority Principal Distribution	0.00	0.00	13,683,753.92	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	13,683,753.92	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	166,763,280.68
	Pool Balance	167,765,762.48

v.	Second Priority Principal Distribution	0.00	0.00	13,515,544.92	7,128,117.29	0.00	0.00
vi.	Class C Notes Interest Distribution		88,412.00	13,515,544.92	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	13,427,132.92			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	181,023,280.68
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	167,765,762.48

viii.	Regular Principal Distribution	13,257,518.20	13,257,518.20	13,427,132.92			13,257,518.20
ix.	Release to Seller		169,614.72	169,614.72	7,128,117.29		169,614.72

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	June 16, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	May 1, 2003	Previous Distribution Date:	May 15, 2003
Collection Period End Date:	May 31, 2003	Previous Collection Period End Date:	April 30, 2003

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$776,230.82	$—	$—	$776,230.82	$776,230.82	$—
Class A-1 Notes	6.745%	32	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	192,392.15	—	—	192,392.15	192,392.15	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions
First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	13,257,518.20

Total Principal Distribution	13,257,518.20
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	13,257,518.20
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—